SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORTPURSUANT TO SECTION 13 OR 15(d) OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2013

Spectral Capital Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-50274	510520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Fifth Avenue, Suite 4200, Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (206)262-7820

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On March 14, 2013, Spectral Capital Corporation purchased 8% of the issued and outstanding shares of Kontexto, Inc., a Canadian corporation.  Spectral purchased the shares from a minority shareholder in exchange for 5,000,000 common shares of Spectral stock, par value $0.0001 and warrants to purchase 5,000,000 common shares at $0.85 per share, expiring on March 13, 2013.  There were no commissions associated with the transaction and the shares are to be issued to non US shareholders of a Sargas Capital, Ltd., a Canadian company through a process still to be determined.

SECTION 2 – Financial Information

Item 2.01	Completion of Acquisition of or Disposition of Assets

On March 14, 2013, Spectral Capital Corporation purchased 8% of the issued and outstanding shares of Kontexto, Inc., a Canadian corporation.  Spectral purchased the shares from a minority shareholder in exchange for 5,000,000 common shares of Spectral stock, par value $0.0001 and warrants to purchase 5,000,000 common shares at $0.85 per share, expiring on March 13, 2013.  There were no commissions associated with the transaction and the shares are to be issued to non US shareholders of a Sargas Capital, Ltd., a Canadian company through a process still to be determined.On March 10, 2013, Spectral removed the conditions for cancellation to its December 31, 2013 agreement to sell its Alberta oil assets, which include to separate land leases and an operating well, to Akoranga, AG, a related party.  Akoranga agreed to pay Spectral $950,000 CAD for the asset sale plus Akoranga agreed to assume approximately $2,000,000 USD in debt related to the oil assets.  As consideration for the purchase price, Akoranga forgave  $626,022 in related party debts owed by Spectral to Akoranga.  The remainder of the purchase price, $323,978 will be paid by Akoranga to Spectral by December 30, 2013.  The assets were transferred to Akoranga effective December 31, 2012.

SECTION 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

On March 14, 2013, Spectral Capital Corporation purchased 8% of the issued and outstanding shares of Kontexto, Inc., a Canadian corporation.  Spectral purchased the shares from a minority shareholder in exchange for 5,000,000 common shares of Spectral stock, par value $0.0001 and warrants to purchase 5,000,000 common shares at $0.85 per share, expiring on March 13, 2013.  There were no commissions associated with the transaction and the shares are to be issued to non US shareholders of a Sargas Capital, Ltd., a Canadian company through a process still to be determined.

SECTION  9 – Financial Statements and Exhibits

Item 9.01	Statements and Exhibits

Exhibit 10.1   Definitive Agreement between Akoranga AG and Spectral Capital Corporation dated December 31, 2012.

Exhibit 99.1   Press Release of Spectral Capital Corporation dated March 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectral Capital Corporation

/s/ Jenifer Osterwalder
Jenifer Osterwalder
President, CEO and Director

Date: March 14, 2013